                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2005-2
                           GROUP 1 - 30YR JUMBO 50% CA

                               MAR 28, 2005 13:31
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1. GENERAL POOL CHARACTERISTICS

Pool Size: $256,902,839.57
Total Orig. Bal.: $258,022,491.00
Loan Count: 612
Cutoff Date: 2005-03-01
Avg. Cut-Off Balance: $419,775.88
Avg. Orig. Balance: $421,605.38
% Conforming: 20.95%
W.A. FICO: 725
W.A. Orig. LTV: 66.42%
W.A. Cut-Off LTV: 66.15%
Earliest Orig. Date: 2003-10-17
Latest Maturity Date: 2035-03-01
W.A. Gross Coupon: 5.9263%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Admin Fee: 0.2575%
W.A. Net Coupon: 5.6688%
W.A. Pass-Through Rate: 5.6250%
W.A. Orig. Term: 359.2 months
W.A. Rem. Term: 356.3 months
W.A. Age: 3.0 months
% OLTV over 80: 3.15%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 3.15%
% with Pledged Asset: 0.00%
% OLTV over 80 with PMI/PA: 100.00%
W.A. MI Coverage: 24.78%
W.A. MI Adjusted COLTV: 65.44%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.15%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.43%

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2. ORIGINAL BALANCE

-----------------------------------
ORIGINAL BALANCE            PERCENT
-----------------------------------
0 - 49,999                     0.02%
50,000 - 99,999                0.76
100,000 - 149,999              2.12
150,000 - 199,999              4.21
200,000 - 249,999              2.86
250,000 - 299,999              4.20
300,000 - 349,999              4.54
350,000 - 399,999             10.15
400,000 - 449,999             13.18
450,000 - 499,999              8.77
500,000 - 549,999              8.15
550,000 - 599,999              6.39
600,000 - 649,999              5.11
650,000 - 699,999              3.59
700,000 - 749,999              4.17
750,000 - 799,999              0.89
800,000 - 849,999              1.28
850,000 - 899,999              0.69
900,000 - 949,999              1.07
950,000 - 999,999              0.38
1,000,000 - 1,499,999         14.96
1,500,000 >=                   2.50
TOTAL:                      100.00%
-----------------------------------

Average: $421,605.38
Lowest: $39,425.00
Highest: $1,950,000.00

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3. PRODUCT TYPE

----------------------------
PRODUCT TYPE         PERCENT
----------------------------
30 YR FIXED           98.06%
29 YR FIXED            0.70
28 YR FIXED            0.37
27 YR FIXED            0.36
20 YR FIXED            0.24
24 YR FIXED            0.18
25 YR FIXED            0.09
TOTAL:               100.00%
----------------------------

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4. LIEN POSITION

---------------------------
LIEN POSITION       PERCENT
---------------------------
1                   100.00%
TOTAL:              100.00%
---------------------------

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5. CUT-OFF BALANCE

------------------------------------
CUT-OFF BALANCE              PERCENT
------------------------------------
0 - 49,999                     0.03%
50,000 - 99,999                0.83
100,000 - 149,999              2.39
150,000 - 199,999              4.09
200,000 - 249,999              3.31
250,000 - 299,999              4.34
300,000 - 349,999              4.67
350,000 - 399,999             12.44
400,000 - 449,999             10.65
450,000 - 499,999              9.43
500,000 - 549,999              7.86
550,000 - 599,999              5.55
600,000 - 649,999              6.64
650,000 - 699,999              3.45
700,000 - 749,999              2.54
750,000 - 799,999              0.89
800,000 - 849,999              1.28
850,000 - 899,999              0.69
900,000 - 949,999              1.07
950,000 - 999,999              8.92
1,000,000 - 1,499,999          8.17
>= 1,500,000                   0.76
TOTAL:                       100.00%
------------------------------------

Average: $419,775.88
Lowest: $37,773.06
Highest: $1,942,717.85

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6. COUPON

----------------------
COUPON         PERCENT
----------------------
5.000            0.08%
5.250            0.39
5.375            1.49
5.500            1.87
5.625            2.93
5.750           26.84
5.875           27.32
6.000           15.88
6.125           10.72
6.250            4.96
6.375            3.73
6.500            2.59
6.625            0.82
6.750            0.26
6.875            0.08
7.000            0.04
TOTAL:         100.00%
----------------------

W.A.: 5.926
Lowest: 5.000
Highest: 7.000

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7. CREDIT SCORE

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CREDIT SCORE        PERCENT
---------------------------
800 - 849             2.49%
750 - 799            40.19
700 - 749            20.86
650 - 699            29.00
600 - 649             6.56
550 - 599             0.45
N/A                   0.45
TOTAL:              100.00%
---------------------------

W.A.: 725
Lowest: 571
Highest: 816

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8. INDEX

-------------------
INDEX       PERCENT
-------------------
FIX         100.00%
TOTAL:      100.00%
-------------------

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9. LOAN PURPOSE

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LOAN PURPOSE    PERCENT
-----------------------
Purchase         44.22%
R/T Refi         29.85
C/O Refi         25.93
TOTAL:          100.00%
-----------------------

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10. PROPERTY TYPE

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PROPERTY TYPE         PERCENT
-----------------------------
SFR                    80.05%
PUD                     7.83
Condo                   5.63
PUD Detach              4.22
2-Family                1.13
Cooperative             0.52
3-Family                0.43
PUD Attach              0.19
TOTAL:                100.00%
-----------------------------

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11. STATE

-------------------------
STATE             PERCENT
-------------------------
California         49.97%
New York            7.67
New Jersey          5.54
Maryland            4.10
Florida             3.80
Other              28.93
TOTAL:            100.00%
-------------------------

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12. CALIFORNIA

---------------------
CALIFORNIA    PERCENT
---------------------
Northern       41.75%
Southern       58.25
TOTAL:        100.00%
---------------------

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13. ZIP CODE

------------------------
ZIP CODE         PERCENT
------------------------
93108              1.43%
94301              0.95
10543              0.93
94010              0.93
92629              0.83
Other             94.93
TOTAL:           100.00%
------------------------

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14. OCCUPANCY STATUS

---------------------------------
OCCUPANCY STATUS          PERCENT
---------------------------------
Primary                    96.21%
Secondary                   3.77
Investor                    0.02
TOTAL:                    100.00%
---------------------------------

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15. BUY DOWN

-------------------------
BUY DOWN          PERCENT
-------------------------
N                  99.85%
Y                   0.15
TOTAL:            100.00%
-------------------------

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16. DOCUMENTATION

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DOCUMENTATION                       PERCENT
-------------------------------------------
Full                                 30.54%
Rapid                                14.52
Asset Only                           14.49
Stated/Voa                           11.20
Standard                              7.15
Full/No Ratio                         5.39
Alternative                           4.73
Income Only                           2.60
Streamline                            2.15
Full/Alt                              1.97
No Doc                                1.19
Limited                               1.14
PS+(PS + W-2 or 1040)                 1.13
PS(1 paystub & verbal VOE)            0.85
Low                                   0.48
FAD(Full or Alt or AUS)               0.27
VVOE                                  0.19
TOTAL:                              100.00%
-------------------------------------------

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17. ORIGINAL LTV

-----------------------------
ORIGINAL LTV          PERCENT
-----------------------------
15.01 - 20.00           0.42%
20.01 - 25.00           0.09
25.01 - 30.00           1.02
30.01 - 35.00           2.59
35.01 - 40.00           2.20
40.01 - 45.00           3.48
45.01 - 50.00           6.68
50.01 - 55.00           4.40
55.01 - 60.00           5.72
60.01 - 65.00          13.41
65.01 - 70.00          13.44
70.01 - 75.00          14.62
75.01 - 80.00          28.79
80.01 - 85.00           0.58
85.01 - 90.00           1.03
90.01 - 95.00           1.55
TOTAL:                100.00%
-----------------------------

W.A.: 66.42%
Lowest: 15.84%
Highest: 95.00%

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18. CUT-OFF LTV

----------------------------
CUT-OFF LTV          PERCENT
----------------------------
15.01 - 20.00          0.42%
20.01 - 25.00          0.10
25.01 - 30.00          1.07
30.01 - 35.00          2.55
35.01 - 40.00          2.20
40.01 - 45.00          3.48
45.01 - 50.00          6.68
50.01 - 55.00          4.37
55.01 - 60.00          6.00
60.01 - 65.00         13.49
65.01 - 70.00         13.65
70.01 - 75.00         14.18
75.01 - 80.00         28.78
80.01 - 85.00          0.58
85.01 - 90.00          0.90
90.01 - 95.00          1.55
TOTAL:               100.00%
----------------------------

W.A.: 66.15%
Lowest: 15.78%
Highest: 94.74%

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19. MI PROVIDER

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MI PROVIDER         PERCENT
---------------------------
Amerin                0.11%
GEMIC                 0.85
MGIC                  0.83
NONE                 96.85
PMIC                  0.27
RMIC                  0.04
UGIC                  1.05
TOTAL:              100.00%
---------------------------

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20. APPRAISAL METHOD

---------------------------------
APPRAISAL METHOD          PERCENT
---------------------------------
2055E                       1.63%
2055IE                      4.21
Full                       81.67
Streamline                  3.63
URAR Form 1004              8.86
TOTAL:                    100.00%
---------------------------------

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21. DELINQUENCY*

-------------------------
DELINQUENCY*      PERCENT
-------------------------
0-29 days         100.00%
TOTAL:            100.00%
-------------------------

* OTS method

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22. ORIGINAL TERM

-----------------------------
ORIGINAL TERM         PERCENT
-----------------------------
240                     0.24%
288                     0.18
300                     0.09
324                     0.36
336                     0.20
338                     0.17
347                     0.21
348                     0.13
349                     0.36
360                    98.06
TOTAL:                100.00%
-----------------------------

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

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23. CUT-OFF REMAINING TERM

-----------------------------------------
CUT-OFF REMAINING TERM            PERCENT
-----------------------------------------
235 - 240                           0.24%
241 - 288                           0.18
295 - 300                           0.09
301 - 342                           0.86
343 - 348                           0.65
349 - 354                           5.10
355 - 360                          92.88
TOTAL:                            100.00%
-----------------------------------------

W.A.: 356.3 months
Lowest: 236 months
Highest: 360 months

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24. CUT-OFF LOAN AGE

------------------------------
CUT-OFF LOAN AGE       PERCENT
------------------------------
0                        0.20%
1 - 6                   97.05
7 - 12                   2.66
13 - 18                  0.08
TOTAL:                 100.00%
------------------------------

W.A.: 3.0 months
Lowest: 0 months
Highest: 16 months

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Banc of America Securities LLC

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